Exhibit 99.1

Dolby Laboratories Reports Fourth Quarter and Fiscal 2016 Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--October 26, 2016--Dolby Laboratories, Inc. (NYSE:DLB) today announced financial results for the fourth quarter (Q4) and fiscal year that ended September 30, 2016. For Q4, Dolby reported total revenue of $233.0 million, compared to $232.7 million for Q4 of fiscal 2015. For fiscal 2016, Dolby reported total revenue of $1.03 billion, compared to $970.6 million for fiscal 2015.

Fourth quarter GAAP net income was $23.9 million, or $0.23 per diluted share, compared to $46.6 million, or $0.45 per diluted share, for the fourth quarter of fiscal 2015. On a non-GAAP basis, fourth quarter net income was $38.6 million, or $0.37 per diluted share, compared to $44.4 million, or $0.43 per diluted share, for the fourth quarter of fiscal 2015.

Fiscal 2016 GAAP net income was $185.9 million, or $1.81 per diluted share, compared to $181.4 million, or $1.75 per diluted share, for fiscal 2015. On a non-GAAP basis, fiscal 2016 net income was $249.0 million, or $2.43 per diluted share, compared to $229.3 million, or $2.21 per diluted share, for fiscal 2015. Fourth quarter and fiscal 2015 GAAP results included a pre-tax gain of approximately $26 million related to the sale of real estate. Dolby's non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

"Q4 wrapped up an important year for Dolby," said Kevin Yeaman, President and CEO, Dolby Laboratories. "Dolby Audio was included in iOS, Dolby Cinema deployments accelerated, and Dolby Vision TVs shipped globally."

Dividend

Today, Dolby announced an increase in our quarterly cash dividend to $0.14 per share of Class A and Class B common stock, payable on November 16, 2016, to stockholders of record as of the close of business on November 7, 2016. Last quarter, the cash dividend was $0.12 per share.

Financial Outlook

Q1 2017

Dolby estimates that total revenue for the first quarter (Q1) of fiscal 2017 will range from $250 million to $260 million. Gross margin percentages are projected to range between approximately 88 percent and 89 percent on a GAAP basis, and between 89 percent and 90 percent on a non-GAAP basis.

Dolby anticipates that operating expenses will be between $173 million and $177 million on a GAAP basis, and between $154 million and $158 million on a non-GAAP basis.

Dolby estimates that diluted earnings per share will be between $0.34 and $0.40 on a GAAP basis, and between $0.49 and $0.55 on a non-GAAP basis.

Dolby estimates that its fiscal Q1 2017 effective tax rate will be approximately 25 percent on both a GAAP and non-GAAP basis.

Fiscal 2017

Dolby anticipates that total revenue will range from $1.06 billion to $1.09 billion.

Dolby anticipates that operating expenses will range from $700 million to $710 million on a GAAP basis, and from $625 million to $635 million on a non-GAAP basis.

Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Q4 and fiscal 2016 financial results for Dolby Laboratories at 2:00 p.m. PT (5:00 p.m. ET) on Wednesday, October 26, 2016. Access to the teleconference will be available over the Internet from http://investor.dolby.com/events.cfm or by dialing 1-888-551-9018. International callers can access the conference call at 1-719-325-2216.

A replay of the call will be available from 5:00 p.m. PT on Wednesday, October 26, 2016, until 9:00 p.m. PT on Wednesday, November 2, 2016, by dialing 1-844-512-2921 (international callers can access the replay by dialing 1-412-317-6671) and entering the confirmation code 7817627. An archived version of the teleconference will also be available on the Dolby website, http://investor.dolby.com/events.cfm.

Non-GAAP Financial Information

To supplement Dolby's financial statements presented on a GAAP basis, Dolby provides certain non-GAAP financial measures. These measures are adjusted to exclude amounts related to stock-based compensation, expense associated with dividend equivalents paid on restricted stock units, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. In the fourth quarter of fiscal 2015, our non-GAAP results exclude a one-time gain on the sale of real estate. Dolby presents non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby's operating results in a manner that focuses on what Dolby's management believes to be its ongoing business operations. Dolby's management believes it is useful for itself and investors to review both GAAP and non-GAAP measures in order to assess the performance of Dolby's business for planning and forecasting in subsequent periods. Dolby's management does not itself, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby's GAAP financial statements as reported in its US Securities and Exchange Commission (SEC) filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on the investor relations data sheet at http://investor.dolby.com/downloads.cfm.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby's expected financial results for Q1 2017 and fiscal 2017, our ability to advance our long-term objectives, and future quarterly dividend payments are "forward-looking statements" that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, cinema, gaming, mobile, communications, and automotive markets; the loss of, or reduction in sales by, a key customer or licensee; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby® technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby's receipt of royalty reports and payments from its licensees, including back payments; timing of revenue recognition under licensing agreements and other contractual arrangements; Dolby's accuracy of calculation of royalties due to its licensors; Dolby's ability to develop, maintain, and strengthen relationships with industry participants; Dolby's ability to develop and deliver innovative technologies in response to new and growing markets; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby's ability to successfully penetrate this market; Dolby's ability to expand its business generally, and to expand its business beyond sound technologies to other technologies; risks associated with acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby's SEC filings and reports, including the risks identified under the section captioned "Risk Factors" in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) creates audio, video, and voice technologies that transform entertainment and communications in mobile devices, at the cinema, at home, and at work. For more than 50 years, sight and sound experiences have become more vibrant, clear, and powerful in Dolby. For more information, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Dolby Audio, Dolby Cinema, and Dolby Vision are trademarks of Dolby Laboratories. All other trademarks remain the property of their respective owners. DLB-F

DOLBY LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Fiscal Quarter Ended		Fiscal Year Ended
	September 30,	September 25,	September 30,	September 25,
	2016	2015	2016	2015
Revenue:	(unaudited)	(unaudited)	(unaudited)
Licensing	$203,541	$203,325	$917,032	$868,111
Products	25,033	25,060	90,543	83,904
Services	4,423	4,363	18,163	18,623
Total revenue	232,997	232,748	1,025,738	970,638

Cost of revenue:
Cost of licensing	8,482	2,264	28,333	10,879
Cost of products	17,739	19,642	64,853	70,490
Cost of services	4,001	3,471	15,796	13,447
Total cost of revenue	30,222	25,377	108,982	94,816

Gross margin	202,775	207,371	916,756	875,822

Operating expenses:
Research and development	59,214	50,621	219,607	201,324
Sales and marketing	74,764	74,434	295,267	279,174
General and administrative	39,724	46,220	168,854	182,176
Restructuring charges/(credits)	(12)	(41)	1,233	(80)
Total operating expenses	173,690	171,234	684,961	662,594

Operating income	29,085	36,137	231,795	213,228

Other income/expense:
Interest income	1,673	1,100	5,684	4,544
Interest expense	(37)	(68)	(125)	(183)
Other income/(expense), net	92	27,034	(1,450)	28,193
Total other income	1,728	28,066	4,109	32,554

Income before income taxes	30,813	64,203	235,904	245,782
Provision for income taxes	(6,734)	(17,288)	(49,502)	(62,542)
Net income including controlling interest	24,079	46,915	186,402	183,240
Less: net (income) attributable to controlling interest	(146)	(362)	(542)	(1,850)
Net income attributable to Dolby Laboratories, Inc.	$23,933	$46,553	$185,860	$181,390

Net Income Per Share:
Basic	$0.24	$0.46	$1.85	$1.77
Diluted	$0.23	$0.45	$1.81	$1.75
Weighted-Average Shares Outstanding:
Basic	101,145	101,935	100,717	102,354
Diluted	103,766	103,059	102,424	103,862

DOLBY LABORATORIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	September 25,
	2016	2015
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$516,112	$531,926
Restricted cash	3,645	2,936
Short-term investments	121,629	138,901
Accounts receivable, net	75,688	101,563
Inventories	16,354	13,872
Prepaid expenses and other current assets	26,302	32,031
Total current assets	759,730	821,229
Long-term investments	393,904	321,015
Property, plant and equipment, net	443,656	403,091
Intangible assets, net	215,342	127,507
Goodwill	309,616	307,708
Deferred taxes	166,790	143,279
Other non-current assets	21,068	9,464
Total assets	$2,310,106	$2,133,293

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,544	$20,710
Accrued liabilities	169,055	169,307
Income taxes payable	2,304	754
Deferred revenue	24,180	18,910
Total current liabilities	213,083	209,681
Long-term deferred revenue	35,366	30,581
Other non-current liabilities	82,922	77,024
Total liabilities	331,371	317,286

Stockholders’ equity:
Class A common stock	57	51
Class B common stock	44	51
Additional paid-in capital	42,032	17,571
Retained earnings	1,938,320	1,800,857
Accumulated other comprehensive (loss)	(10,197)	(11,462)
Total stockholders’ equity – Dolby Laboratories, Inc.	1,970,256	1,807,068
Controlling interest	8,479	8,939
Total stockholders’ equity	1,978,735	1,816,007
Total liabilities and stockholders’ equity	$2,310,106	$2,133,293

DOLBY LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Fiscal Year Ended
	September 30,	September 25,
	2016	2015
Operating activities:	(unaudited)
Net income including controlling interest	$186,402	$183,240
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	85,152	69,133
Stock-based compensation	66,985	67,069
Amortization of premium on investments	3,824	9,162
Excess tax benefit from exercise of stock options	(3,225)	(2,544)
Provision for doubtful accounts	1,017	33
Deferred income taxes	(22,798)	(14,484)
Gain on sale of ownership interest in subsidiary (pre-tax)	—	(26,221)
Other non-cash items affecting net income	1,779	5,125
Changes in operating assets and liabilities:
Accounts receivable	24,886	(7,008)
Inventories	(2,949)	5,835
Prepaid expenses and other assets	(15,217)	(3,595)
Accounts payable and other liabilities	2,834	(7,384)
Income taxes, net	17,265	21,767
Deferred revenue	10,288	8,981
Other non-current liabilities	596	268
Net cash provided by operating activities	356,839	309,377

Investing activities:
Purchase of investments	(426,118)	(392,936)
Proceeds from sales of investment securities	262,125	305,225
Proceeds from maturities of investment securities	103,987	146,152
Purchases of PP&E	(100,762)	(157,526)
Payments for business acquisitions, net of cash acquired	—	(93,516)
Purchase of intangible assets	(121,020)	(37,416)
Proceeds from sale of ownership interest in subsidiary (net)	—	27,216
Change in restricted cash	(709)	(794)
Net cash used in investing activities	(282,497)	(203,595)

Financing activities:
Proceeds from issuance of common stock	71,111	28,627
Repurchase of common stock	(100,854)	(107,349)
Payment of cash dividend	(48,397)	(41,018)
Distribution to controlling interest	(214)	(5,615)
Excess tax benefit from exercise of stock options	3,225	2,544
Shares repurchased for tax withholdings on vesting of restricted stock	(13,632)	(15,708)
Net cash used in financing activities	(88,761)	(138,519)

Effect of foreign exchange rate changes on cash and cash equivalents	(1,395)	(3,809)
Net (decrease) in cash and cash equivalents	(15,814)	(36,546)
Cash and cash equivalents at beginning of period	531,926	568,472
Cash and cash equivalents at end of period	$516,112	$531,926

GAAP to Non-GAAP Reconciliations
(in millions, except per share data)

The following tables present Dolby's GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the fourth quarter of fiscal 2016 and 2015 and fiscal 2016 and 2015:

Net income:	Fiscal Quarter Ended		Fiscal Year Ended
	September 30,	September 25,	September 30,	September 25,
	2016	2015	2016	2015
GAAP net income	$23.9	$46.6	$185.9	$181.4
Stock-based compensation	15.5	16.3	67.0	67.1
RSU dividend equivalent	0.2	0.5	1.2	2.4
Amortization of acquired intangibles	3.7	4.0	15.4	17.0
Restructuring charges, net	—	—	1.2	—
Other non-operating income adjustments	—	(26.2)	—	(26.2)
Income tax adjustments	(4.7)	3.2	(21.7)	(12.4)
Non-GAAP net income	$38.6	$44.4	$249.0	$229.3

Diluted earnings per share:	Fiscal Quarter Ended		Fiscal Year Ended
	September 30,	September 25,	September 30,	September 25,
	2016	2015	2016	2015
GAAP diluted earnings per share	$0.23	$0.45	$1.81	$1.75
Stock-based compensation	0.15	0.16	0.66	0.65
RSU dividend equivalent	—	—	0.01	0.02
Amortization of acquired intangibles	0.04	0.04	0.15	0.16
Restructuring charges, net	—	—	0.01	—
Other non-operating income adjustments	—	(0.25)	—	(0.25)
Income tax adjustments	(0.05)	0.03	(0.21)	(0.12)
Non-GAAP diluted earnings per share	$0.37	$0.43	$2.43	$2.21

Shares used in computing diluted earnings per share	104	103	102	104

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the first quarter of fiscal 2017 and fiscal 2017 included in this release:

Gross margin:	Q1 2017
GAAP gross margin (low - high end of range)	88% - 89%
Stock-based compensation	0.1%
Amortization of acquired intangibles	0.9%
Non-GAAP gross margin (low - high end of range)	89% - 90%

Operating expenses:	Q1 2017	Fiscal 2017
GAAP operating expenses (low - high end of range)	$173 - $177	$700 - $710
Stock-based compensation	(17.5)	(70.0)
Amortization of acquired intangibles	(1.5)	(5.0)
Non-GAAP operating expenses (low - high end of range)	$154 - $158	$625 - $635

Diluted earnings per share:	Q1 2017
	Low	High
GAAP diluted earnings per share	$0.34	$0.40
Stock-based compensation	0.17	0.17
Amortization of acquired intangibles	0.03	0.03
Income tax adjustments	(0.05)	(0.05)
Non-GAAP diluted earnings per share	$0.49	$0.55

Shares used in computing diluted earnings per share	103	103

CONTACT:
Investor Contact:
Dolby Laboratories
Elena Carr, 415-645-5583
investor@dolby.com
or
Media Contact:
Dolby Laboratories
Joy Nestor, 415-558-0164
joy.nestor@dolby.com